November 3, 1997

Dear Fellow Shareholders:

     The September quarter of 1997 was a most difficult period for the Philippine stock market and The First Philippine Fund. Along with other falling stock markets in southeast Asia, the Philippine composite index (Phisix) plunged by 26.8% in Philippine peso terms. Weighed down by a 30% depreciation of the peso in the quarter, the Phisix dropped by 43.7% in US$-terms, the worst quarterly performance of the index in seven years. The Fund's net asset value
(NAV) likewise depreciated by a record 43.6% in the period to end at $9.37 per share. The Fund's share price closed at $9.9375 on September 30, 1997, a 6.1% premium to NAV.

     While the Fund's long term gains have been eroded, it continues to outperform its benchmark. From the Fund's inception up to September 30, 1997, the Fund's NAV has still shown a growth of 31.6% (adjusted for dividends and the 1995 rights offering) while the Phisix has now declined by 2.1% in US$-terms. Over a one year period, the Fund's NAV declined by 49.4%, less than the Phisix's drop of 50.3%. For the first nine months of 1997, both declined by 50.3%.

REVIEW OF THE SEPTEMBER QUARTER

     The confluence of the following negative factors contributed to this massive bleeding of value in the Philippine stock market:

     o WEAKENING REGIONAL CURRENCIES. Starting with the floating of the Thai baht on July 2, all southeast Asian currencies weakened significantly. The Philippines allowed the peso to float on July 11, leading to a 30% depreciation in the quarter.

     o TIGHT MONETARY POLICY. In defense of the peso, the Bangko Sentral ng Pilipinas (BSP) raised overnight interest rates to lofty levels. While these have inched downwards, the cost of capital remains significantly above pre-depreciation levels.

     o EARNINGS DOWNGRADES. Despite decent first half results by some large corporations, earnings took a backseat to currency and interest rate movements as the primary mover of the index. Earnings forecasts have been scaled down, especially at property firms, banks and corporations with foreign debt exposure.

     o A SLOWING ECONOMY. Good macroeconomic numbers, including lower than expected inflation rates in July (4.8%) and August (4.5%) and continued strong export growth, failed to lift the market. Second quarter GDP growth remained healthy at 5.7%, but we forecast GDP growth to slow down to 4.5-5.0% for 1997 and 3.0-4.0% in 1998.

     o RISING NON-PERFORMING LOANS (NPLs). The announcement in the quarter by two local companies of their inability to service their debt brought into focus the risk of rising NPLs in an environment of high interest rates and a weakening currency.

     o REGIONAL DEVELOPMENTS. The announcement of the International Monetary Fund (IMF) bail-out package for Thailand boosted regional sentiment in August. However, Malaysia's imposition of stock trading restrictions at the end of August sent regional bourses plunging.

     o POLITICS. Political risk was heightened in September when a popular demonstration was organized to protest against proposed changes in the constitution to allow for revisions in term limits. Presidential elections are scheduled for May 1998.

NEAR-TERM OUTLOOK TO REMAIN WEAK

     We expect the Philippine stock market to continue to be weak in the coming quarter. The economy will no doubt slow as it adjusts to the effects of the devaluation. Tight liquidity and high interest rates will squeeze corporate earnings. The anticipated drought brought about by El Nino looms to dampen agricultural incomes. Also, the uncertainties surrounding the May elections will keep foreign investors at bay, despite record low valuations of Philippine stocks. Outside the country, the political and economic responses by neighboring Asian countries to this currency crisis contagion will also affect the Philippine stock market's volatility.

     Given this outlook, the Fund remains conservatively positioned to weather any further weakness in the market. The Fund has substantially raised its cash position, and has enhanced this position with investments in high yielding Philippine treasury bills. The Fund has shifted to underweight positions in the badly-hit property, banking and conglomerate sectors. These sectors will continue to be vulnerable in the short term. The Fund has retained its investments in quality companies, and remains poised to reinvest significantly and take advantage of bargain prices when the outlook improves.

TURNING CRISIS INTO OPPORTUNITY

     The current turmoil provides the Philippines with an ideal opportunity to capitalize on its strengths. While Thailand and Indonesia have recently sought the assistance of the IMF, the Philippines is in fact poised to exit from IMF supervision with the passage of a tax reform program. Philippine banks are well capitalized and have enough muscle to weather the storm. Furthermore, the BSP's recent directives are aimed at increasing the transparency in and maintaining the soundness of the banking sector. Philippine companies are relatively less leveraged than their counterparts in southeast Asia and the property bubble in the Philippines is nowhere near the magnitude of that in Thailand. The government -- and most, if not all, of the leading presidential candidates -- have maintained a commitment to continuing the liberalization, deregulation and the economic reform agenda of the Ramos administration.

     We believe that as (1) the government's economic planners make the appropriate adjustments to its fiscal and monetary policies in response to the new economic realities, (2) currency stability returns to the country and to the region, (3) the impact of the expected economic slowdown on earnings are fully recognized, and (4) interest rates recede from their current lofty levels, we could then see a restructured, more deregulated and globally competitive economy. Having ridden the many ups and downs of both natural and man-made calamities in the Philippines throughout the Fund's history, you will share my confidence in the resiliency and capability of the country and its stock market to bounce back.

     As always, we appreciate your continued support in the Fund.

                                            Sincerely,

                                            By: /s/ Lilia C. Clemente
                                                -------------------------------
                                            Lilia C. Clemente
                                            President and Director

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF NET ASSETS
September 30, 1997
(unaudited)

                                                                  Number of
                                                                    Shares           Value
------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (96.1%)
------------------------------------------------------------------------------------------
COMMON STOCK (81.3%)
Banking (9.5%)
  Bankard, Inc. (b)                                               6,470,000    $   584,837
  Bank of the Philippine Islands                                    973,000      2,808,777
  Far East Bank and Trust Company                                   200,088        300,467
  Metro Bank & Trust Company                                        557,463      4,998,393
  Philippine Savings Bank (b)                                     2,321,055      1,133,625
  Security Bank Corp. (b)                                           147,072         92,201
  Union Bank of Philippines (b)                                     200,000        116,636
------------------------------------------------------------------------------------------
                                                                                10,034,936
------------------------------------------------------------------------------------------
Conglomerates (15.0%)
  Alsons Consolidated Resources (b)                              15,980,000        652,340
  Ayala Corp -- A                                                24,856,554      9,784,618
  Benpres Holdings GDR (b)(f)                                       742,491      3,344,922
  First Philippine Holdings -- A(a)                               2,570,399      1,311,619
  Guoco Holdings (Phils), Inc.                                    4,360,000        180,528
  Uniwide Holdings, Inc. (b)(d)                                   8,687,000        618,058
------------------------------------------------------------------------------------------
                                                                                15,892,085
------------------------------------------------------------------------------------------
Construction/Engineering (2.6%)
  Davao Union Cement -- A(a)                                     15,266,622        863,602
  DMCI Holdings Inc. (b)                                         10,354,000        830,252
  HI Cement Corp. (d)                                             5,430,000        474,997
  Seacem Holdings (b)                                            32,640,000        552,011
------------------------------------------------------------------------------------------
                                                                                 2,720,862
------------------------------------------------------------------------------------------
Electronics (1.5%)
  Ionics Circuits, Inc.                                             150,000        100,598
  Matsushita Electric Philippines (a)                             5,875,026      1,182,029
  Solid Group, Inc. (d)                                           4,150,000        314,623
------------------------------------------------------------------------------------------
                                                                                 1,597,250
------------------------------------------------------------------------------------------
Food and Beverage (14.3%)
  Alaska Milk Corp. (b)                                          10,708,000        543,284
  La Tondena Distillers, Inc.                                     1,897,800      1,826,138
  San Miguel Corp. -- A                                           9,820,484     12,026,836
  Selecta Dairy Products, Inc.                                    2,500,000        145,794
  Universal Robina                                                3,702,000        534,331
------------------------------------------------------------------------------------------
                                                                                15,076,383
------------------------------------------------------------------------------------------
Oil (0.0%)
  Philodrill Corp. -- B(b)                                       39,436,363          5,750
------------------------------------------------------------------------------------------

                                                                 Number of
COMMON STOCK (Continued)                                           Shares            Value
------------------------------------------------------------------------------------------
Port Operations (4.0%)
  Asian Terminals, Inc. (a)(b)                                   20,474,990    $ 2,000,035
  International Container Terminal Services, Inc. (b)            10,392,000      2,151,427
  Keppel Philippines Holdings -- A (a)(b)                         1,037,463         41,142
------------------------------------------------------------------------------------------
                                                                                 4,192,604
------------------------------------------------------------------------------------------
Real Estate Development (21.1%)
  Ayala Land, Inc. -- B                                          20,992,768     10,253,065
  Belle Corporation (b)                                          17,900,008      2,348,740
  C & P Homes, Inc.                                               8,616,750        829,138
  Empire East Land Holdings (b)(d)                                9,176,142        197,998
  Filinvest Land, Inc. (b)                                       13,537,499      1,480,263
  Pryce Corp. (b)                                                35,650,000      1,496,895
  Robinson's Land -- B (a)(b)                                    19,000,000      1,096,953
  SM Prime Holdings, Inc.                                        23,050,000      4,301,502
  Universal Rightfield Property (b)                               6,100,000        213,441
------------------------------------------------------------------------------------------
                                                                                22,217,995
------------------------------------------------------------------------------------------
Telecommunications (8.8%)
  Digital Telecommunications (a)(b)(g)                           11,250,000        382,708
  Globe Telecom (b)                                                 925,417        168,650
  Philippine Long Distance Telephone ADR (e)                        311,020      8,436,418
  Pilipino Telephone Company (b)(d)                               1,217,500        319,507
------------------------------------------------------------------------------------------
                                                                                 9,307,283
------------------------------------------------------------------------------------------
Utilities (4.5%)
  Manila Electric Co. -- A                                        1,092,210      2,356,715
  Petron Corp.                                                   18,870,001      2,420,994
------------------------------------------------------------------------------------------
                                                                                 4,777,709
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $103,974,847)                                                        85,822,857
------------------------------------------------------------------------------------------
WARRANTS (0.0%)
Real Estate
  Belle Corporation (b) (Cost $0)                                 2,993,333              0
------------------------------------------------------------------------------------------
ENTITLEMENTS (0.0%)
Banking
  Far East Bank and Trust Company (b)(h) (Cost $0)                  100,044              0
------------------------------------------------------------------------------------------

SCHEDULE OF NET ASSETS (Continued)                             Maturity   Par (000)          Value
--------------------------------------------------------------------------------------------------
BONDS (1.0%)
  Bacnotan Consolidated Ind. Convertible Bond
     5.50%
     (Cost $1,750,000)                                         06/21/04    $ 1,750    $  1,093,750
--------------------------------------------------------------------------------------------------
                                                                          Par (000)*
--------------------------------------------------------------------------------------------------
PHILIPPINE TREASURY BILLS (0.9%)
  Philippine Treasury Bill 15.0%
  (Cost $941,453)                                              12/03/97     30,834         941,453
--------------------------------------------------------------------------------------------------
CALL ACCOUNTS (12.9%)
Philippine Peso (c)
  (Cost $15,332,080)                                                                    13,629,370
--------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                            101,487,430
--------------------------------------------------------------------------------------------------
                                                                          Par (000)
--------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (4.0%)
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.0%)
  Ford Motor Credit Corporation
     5.77185%
       (Cost $4,264,000)                                       10/01/97    $ 4,264       4,264,000
--------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                           4,264,000
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS **
     (Cost $126,262,380)                            100.1 %                            105,751,430
     Liabilities in excess of other assets           (0.1)%                               (528,503)
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     (applicable to 11,225,000 common
     shares outstanding)                            100.0 %                           $105,222,927
--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
     ($105,222,927 divided by 11,225,000)                                             $       9.37
--------------------------------------------------------------------------------------------------
 * Denominated in Philippine Pesos.
** Cost of Total Investments:
     Common Stock                                                                     $103,974,847
     Warrants                                                                                    0
     Entitlements                                                                                0
     Bonds                                                                               1,750,000
     Philippine Treasury Bills                                                             941,453
     Call Accounts                                                                      15,332,080
     Commercial Paper                                                                    4,264,000
                                                                                      ------------
                                                                                      $126,262,380
                                                                                      ============


(a)  At fair value as determined by the Board of Directors.
(b)  Non-income producing security.
(c) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(d) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(e)  ADR -- American Depository Receipt.
(f)  GDR -- Global Depository Receipt.
(g)  Securities restricted for resale until November 27, 1997.

                                    Date of                  Average   Percentage of     Fair Value at
          Description             Acquisition     Shares      Cost      Net Assets     September 30, 1997
          -----------             -----------   ----------   -------   -------------   ------------------
Digital Telecommunications          1/15/93     11,250,000   $0.0459       0.40%            $382,708


(h) Entitlements represent the right to subscribe to additional shares of the respective company's common stock.

                 (This Page Has Been Left Blank Intentionally)

Directors and Officers
----------
Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
Stephen Bosworth
Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary


Executive Offices
----------
152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access
http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449)
----------
Investment Adviser
Clemente Capital, Inc.
----------
Administrator
PFPC Inc.
----------
Transfer Agent and Registrar
American Stock Transfer & Trust Company
----------
Custodian
Brown Brothers Harriman & Co.
----------
Legal Counsel
Fulbright & Jaworski L.L.P.
----------
Independent Accountants
Price Waterhouse LLP

                               SUMMARY OF GENERAL
                                   INFORMATION

----------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.


----------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


----------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.


This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                        [First Philippine Fund Inc LOGO]

                         The First Philippine Fund Inc.


                                Quarterly Report


                               September 30, 1997